U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2001


                              SYCONET.COM, INC.
           (Exact name of registrant as specified in its charter)

                                 Delaware
       (State or jurisdiction of incorporation or organization)

                                 000-29113
                         (Commission File Number)

                                 54-1838089
                 (I.R.S. Employer Identification Number)

        5020 Campus Drive, Newport Beach, California                 92660
          (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number:  (949) 972-7391

       (Former name or former address, if changed since last report)



ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on August 17, 2000, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Yount, Hyde & Barbour, P.C., was dismissed. The decision to dismiss this accountant was approved by the Board of Directors. This firm audited the Registrant's financial statements for the fiscal years 1999 and 2000. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, this accountant's report on the financial statements for the past two years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item
304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountants' dismissal.

(b) Effective on August 17, 2001, the firm of Stonefield Josephson, Inc. has been engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

                             SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               Syconet.com, Inc.



Dated: August 23, 2001                         By: /s/ Gary Fox
                                               Gary Fox, President

                                EXHIBIT INDEX

Number                           Exhibit Description

16     Letter on Change in Certifying Accountant (see below).

                                     EX-16

                LETTER ON CHANGE IN CERTIFYING ACCOUNTANT


Yount Hyde & Barbour, P.C.
Certified Public Accountants and Consultants
50 South Cameron Street
Winchester, VA 22604
(703) 662-3417


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Syconet.com, Inc. and on April 5, 2001 we reported on the consolidated financial statements of Syconet.com, Inc. as of and for the two years ended December 31, 2000. On August 17, 2001, we were dismissed as independent accountants of Syconet.com, Inc. We have read Syconet.com, Inc.'s statements included under
Item 4 of its Form 8-K for August 21, 2001, and we agree with such statements.

/s/  Yount, Hyde & Barbour, P.C.
Yount, Hyde & Barbour, P.C.
August 23, 2001